Maine Municipal Fund	[Logo]

Summary Prospectus | December 2, 2011 (as revised May 1, 2012)
Ticker: MEMUX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated November 30, 2011, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objectives

The Fund seeks a high level of current income exempt from both federal income tax and Maine state income tax (other than the alternative minimum tax ("AMT")) without assuming undue risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Distribution Arrangements—Sales Loads and Rule 12b-1 Fees" on page 47 of the Fund's prospectus and "Purchase, Redemption, and Pricing of Shares" on page B-37 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.55%
Total Annual Fund Operating Expenses	1.30%
Fee Waivers and Expense Reimbursements(2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.08%

(1)	Restated to reflect current expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from May 1, 2012 through November 29, 2013 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.08% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2013 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$482	$758	$1,062	$1,966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Maine municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund's investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 5 and 20 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Maine personal income taxes (excluding AMT). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Maine and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's investment potential, the Fund's investment adviser considers the bond's yield, price, credit quality, and future prospects. The Fund's investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single state risk. Because the Fund invests primarily in Maine bonds, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Maine bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions.

Interest rate risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession.

Income risk. The income from the Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund's investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund's investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Adverse developments in the bond insurance industry may negatively affect the value of the Fund's insured municipal securities (if any) and the Fund. Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a municipal security may be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a municipal security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance. Moreover, having multiple securities insured by the same insurer will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such insurer.

Call risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of transportation revenue bonds. The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund's performance from year to year. The table below shows the Fund's average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund's sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2001	4.08%
2002	6.91%
2003	3.46%
2004	0.30%
2005	-0.51%
2006	6.01%
2007	3.68%
2008	1.31%
2009	7.15%
2010	-0.30%

(1)The year-to-date return on net asset value as of September 30, 2011 was 8.37%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.22% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.95% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years	Since Inception December 5, 1991

Return Before Taxes	-4.56%	2.64%	2.74%	4.34%

Return After Taxes on Distributions	-4.56%	2.64%	2.68%	4.30%

Return After Taxes on Distributions and Sale of Fund Shares	-3.38%	2.75%	2.82%	4.32%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.37%	4.09%	4.84%	5.85%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since December 2003	Senior Portfolio Manager
Shannon D. Radke	Since November 2010	President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund's net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal AMT. In addition, a portion of the Fund's distributions may be taxable as ordinary income or capital gains. The Fund's distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.